UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 8, 2006
Pioneer Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-31230 (Commission File Number)	06-1215192 (IRS Employer Identification No.)

700 Louisiana, Suite 4300, Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 570-3200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On November 8, 2006, Pioneer Companies, Inc., a Delaware corporation (the “Company”), issued a press release announcing its results for the quarter ended September 30, 2006 (the “Earnings Release”). A copy of the Earnings Release is attached as Exhibit 99.1 to this report. The information in the Earnings Release is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in the Earnings Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

Exhibit
number	Description

99.1	Press Release of November 8, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER COMPANIES, INC.
By:	/s/ Gary L. Pittman
Gary L. Pittman,
Senior Vice President and Chief Financial Officer

Dated: November 8, 2006

EXHIBIT INDEX

Exhibit
number	Description

99.1	Press Release of November 8, 2006